KEYSTONE
                              INSTITUTIONAL TRUST
                          KEYSTONE INSTITUTIONAL SMALL
                           CAPITALIZATION GROWTH FUND

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                AUGUST 31, 1997

                  [Evergreen Keystone Funds logo appears here]

PAGE 1                                                                    62452B
KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND

Dear Shareholder:

We are pleased to report on the activities of Keystone Institutional Small Capitalization Growth Fund for the six-month period that ended August 31, 1997.

PERFORMANCE

[Graph appears below with the following information:]

Grwoth of an investment in
Keystone Institutional Small Capitalization Growth Fund
(In Thousands)

          Initial Investment       Dividend Reinvestment
12/95          $10,000.00                $10,000.00
2/96           $10,980.00                $10,980.00
5/96           $12,060.00                $12,060.00
8/96           $10,870.00                $10,870.00
11/96          $11,550.00                $11,922.00
2/97           $11,280.00                $11,445.00
5/97           $11,590.00                $11,760.00
8/97           $13,000.00                $13,191.00

Your Fund produced a total return of 15.25% for the six-month period and 21.36% for the twelve-month period which ended August 31, 1997.

KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND PERFORMANCE

AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS
1 year                                                                     7.31%
5 years                                                                      n/a
Since inception                                                           14.87%
(inception date 12/28/95)

CUMULATIVE TOTAL RETURNS
1 year                                                                     7.31%
5 years                                                                      n/a
Since inception                                                           23.19%
(inception date 12/28/95)

INVESTMENT ENVIRONMENT

During the period, the stock market experienced a shift in leadership. Large-company stocks, which were market leaders for more than two years, began taking a back seat to small- and medium-sized company stocks. A rising U.S. dollar and relatively high stock prices raised concerns about whether or not large-company stocks would continue their upward momentum. In this environment, investors found new opportunities in small-company stocks with strong earnings potential and attractive prices.

INVESTMENT STRATEGY

Our strategy focused on investing in high-quality companies that were attractively priced and that we believe have above average long-term growth prospects. We identified selected companies with these characteristics in a variety of economic sectors and industries, including technology, finance, health care, energy and cyclicals.
  Technology stocks accounted for 36% of net assets-- 16% were invested in software companies, whose new products and services should continue to enhance the productivity of American business, and 20% were invested in hardware businesses that produce semiconductors, communications equipment and graphic or video editing products.

                                 -- CONTINUED--

PAGE 2                                                                    62452B
KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND

  We made relatively minor changes to the financial portion of the portfolio. We cut back on some of the portfolio's bank stocks that had been strong performers, and reinvested the proceeds from the sale of these stocks in insurance companies. We believe that the insurance industry is poised for a period of consolidation, which should enhance the earnings prospects for selected businesses.
  Healthcare stocks accounted for 9% of the portfolio's net assets on August 31, l997. Our criteria for investing in this area emphasized companies that, through new technology or services, have the potential to provide greater efficiencies and reduce costs of medical procedures and services. For example, we added Perclose, Inc. to the portfolio, a company that produces equipment that is used in minimally invasive heart procedures. We also invested in Chattem, Inc., a marketer of brand name dietary supplements. The nutritional supplement business is in its infancy in the U.S., and we believe it could be at the beginning of a period of long-term growth.
  We also believe that energy services companies are at the beginning of a long-term positive cycle. After several years of plentiful energy supply and industry consolidation, energy-related companies are benefiting from greater demand and reduced oil and gas supply.
  Because our outlook for economic growth over the next several years is positive, we increased the Fund's exposure to cyclical companies-- businesses that tend to be sensitive to economic cycles. We added selected stocks that we feel have superior earnings growth potential. An example is General Cable Corp., a manufacturer of wiring systems. This company's business is influenced by the commercial building industry, which we believe is at the beginning of a growth cycle.

OUTLOOK

We believe the long-term prospects for small-company stocks are positive. We think the economy will continue to grow at a moderate pace and that interest rates should remain relatively stable or decline slightly. This type of economic backdrop tends to be rewarding for small companies that have the potential for strong earnings growth and whose prices, despite a significant upturn over the past six months, are still relatively low.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN AND PRESIDENT
KEYSTONE INVESTMENT MANAGEMENT COMPANY

/s/ Tom Holman
Tom Holman
VICE PRESIDENT AND PORTFOLIO MANAGER

[Photos of Albert H. Elfner, III and Tom Holman appear here]


October, 1997

Funds that invest in stocks of small companies, also called small-caps, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product or service, or because they invest in smaller, less established companies.

PAGE 3                                                                    62452C

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997 (UNAUDITED)

  SHARES                                               VALUE
COMMON STOCKS-- 91.6%
                  AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 1.5%
  11,400       *  Dura Automotive Systems, Inc....  $   329,888
                  BANKS-- 5.0%
  12,200          Hubco, Inc......................      375,150
  14,000          North Fork Bancorp, Inc.........      349,125
  24,220          Sovereign Bancorp, Inc..........      374,653
                                                      1,098,928
                  BUILDING, CONSTRUCTION & FURNISHINGS-- 6.3%
  18,600       *  Furniture Brands International,
                    Inc...........................      327,825
   8,700       *  General Cable Corp..............      301,237
  12,600       *  Newpark Resources, Inc..........      426,825
  12,800          Oakwood Homes Corp..............      347,200
                                                      1,403,087
                  BUSINESS EQUIPMENT & SERVICES-- 6.1%
  10,900       *  Billing Information Concepts
                    Corp..........................      408,069
  11,000       *  Budget Group, Inc...............      323,125
  13,050       *  Equity Corp. International......      300,966
   9,800          Norrell Corp....................      316,662
                                                      1,348,822
                  CHEMICAL & AGRICULTURAL PRODUCTS-- 1.5%
   8,840          OM Group, Inc...................      323,765
                  CONSUMER PRODUCTS & SERVICES-- 2.3%
  18,400       *  Racing Champions Corp...........      284,050
   7,000          Stanhome, Inc...................      227,500
                                                        511,550
                  DIVERSIFIED COMPANIES-- 0.4%
   4,200       *  Omniquip International, Inc.....       84,000
                  ELECTRICAL EQUIPMENT & SERVICES-- 5.0%
  10,200       *  Adflex Solutions, Inc...........      262,650
   9,400       *  Asyst Technologies, Inc.........      323,125
   6,000       *  Credence Systems Corp...........      282,187
   3,900       *  Lattice Semiconductor Corp......      248,991
                                                      1,116,953
                  FINANCE & INSURANCE-- 4.1%
   6,300       *  Delphi Financial Group, Inc.....      276,019
  10,000       *  First Alliance Co...............      278,750
   5,700          Legg Mason, Inc.................      351,975
                                                        906,744
  SHARES                                               VALUE
COMMON STOCKS-- CONTINUED
                  HEALTHCARE PRODUCTS & SERVICES-- 9.0%
   6,600       *  Agouron Pharmaceuticals, Inc....  $   289,987
  11,500       *  Amylin Pharmaceuticals, Inc.....       90,922
   5,600       *  Cardiothoracic Systems, Inc.....       61,250
  16,100       *  Chattem, Inc....................      293,825
  12,200       *  Cytyc Corp......................      243,238
   6,200       *  Heartport, Inc..................      110,631
     700       *  Neurogen Corp...................       13,869
   7,600       *  Pediatrix Medical Group, Inc....      316,350
  12,000       *  Perclose, Inc...................      285,750
   1,500       *  Spine-Tech, Inc.................       71,063
   8,900       *  Thermo Cardiosystems, Inc.......      223,056
                                                      1,999,941
                  INDUSTRIAL SPECIALTY PRODUCTS &
                    SERVICES-- 3.8%
  13,900          Memtec Ltd......................      274,525
  10,800          Roper Industries, Inc...........      305,100
   9,500          Trimas Corp.....................      271,937
                                                        851,562
                  INFORMATION SERVICES & TECHNOLOGY-- 16.6%
   7,800       *  Avid Technology, Inc............      256,913
  10,300       *  BDM International, Inc..........      261,362
  25,000       *  Clarify, Inc....................      389,844
  21,000       *  Dataworks Corp..................      349,125
   5,700       *  Discreet Logic, Inc.............      132,525
  20,100       *  Geoworks........................      184,669
   5,500       *  International Telecomm Systems,
                    Inc...........................      129,250
   9,400       *  Natural Microsystems Corp.......      345,450
  17,400       *  Project Software & Development,
                    Inc...........................      369,750
     800       *  Qad, Inc........................       17,300
  19,500       *  Rational Software Corp..........      320,531
  10,446       *  Synopsys, Inc...................      361,693
  16,700       *  System Software Associates,
                    Inc...........................      253,109
  10,100       *  Vantive Corp....................      310,259
                                                      3,681,780
                  MACHINERY-- DIVERSIFIED-- 1.2%
  10,900       *  Rental Service Corp.............      257,513
                  METAL PRODUCTS & SERVICES-- 1.9%
   7,200       *  JLK Direct Distribution, Inc....      173,700
  11,400       *  Oregon Metallurgical Corp.......      252,225
                                                        425,925

PAGE 4                                                                    62452C
KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997 (UNAUDITED)

  SHARES                                               VALUE
COMMON STOCKS-- CONTINUED
                  LEISURE & TOURISM-- 2.6%
   2,700       *  Anchor Gaming...................  $   215,325
  26,600       *  Sodak Gaming, Inc...............      364,088
                                                        579,413
                  OFFICE EQUIPMENT & SUPPLIES-- 3.7%
  11,500       *  Cognex Corp.....................      439,156
   9,100       *  National Instruments Corp.......      371,394
                                                        810,550
                  OIL-- 4.8%
   9,500       *  Basin Exploration, Inc..........       98,563
   7,700       *  Nuevo Energy Co.................      391,256
   5,700       *  Ocean Energy, Inc...............      366,581
   4,000       *  Seacor Smit, Inc................      216,500
                                                      1,072,900
                  PUBLISHING, BROADCASTING &
                    ENTERTAINMENT-- 2.0%
   9,900       *  Jacor Communications, Inc.......      434,981
                  TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 8.7%
  13,800       *  Applied Voice Technology,
                    Inc...........................      332,925
  14,800       *  Aspect Telecommunications
                    Corp..........................      325,137
  15,000       *  Centigram Communications Corp...      216,563
  15,700       *  Ortel Corp......................      372,875
  15,200       *  Smartalk Teleservices, Inc......      348,650
  14,700       *  Westell Technologies............      329,831
                                                      1,925,981
                  TEXTILE & APPAREL-- 1.8%
  10,800       *  Gadzooks, Inc...................      203,850
   5,000       *  Pacific Sunwear of California...      191,719
                                                        395,569
  SHARES                                               VALUE
COMMON STOCKS-- CONTINUED
                  TRANSPORTATION-- 0.6%
   4,700       *  Coach USA, Inc..................  $   121,906
                  UTILITIES-- TELEPHONE-- 2.7%
  11,200       *  McLeadUSA, Inc. Cl. A...........      378,700
  12,400       *  Telephone Save Holdings, Inc....      220,100
                                                        598,800
                  TOTAL COMMON STOCKS
                    (COST $16,980,913)............   20,280,558

PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT-- 7.4%
$1,640,000        Keystone Joint Repurchase
                    Agreement, Investments in
                    repurchase agreements, in a
                    joint trading account
                    purchased 8/27/97, 5.5847%,
                    maturing 9/2/97, maturing
                    value $1,641,018 (a)
                    (cost $1,640,000).............    1,640,000

TOTAL INVESTMENTS--
  (COST $18,620,913)                     99.0 %   21,920,558
OTHER ASSETS AND
  LIABILITIES-- NET                       1.0        230,457
NET ASSETS                              100.0 %  $22,151,015

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 5                                                                    62452D

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               PERIOD FROM
                                                                                                               DECEMBER 28,
                                                                    SIX MONTHS                                     1995
                                                                       ENDED             EIGHT MONTHS        (COMMENCEMENT OF
                                                                  AUGUST 31, 1997           ENDED              OPERATIONS)
                                                                    (UNAUDITED)      FEBRUARY 28, 1997(C)    TO JUNE 30, 1996
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.28                $11.65                $10.00
OPERATIONS
Net investment loss                                                     (0.03)(b)             (0.04)(b)             (0.03)
Net realized and unrealized gain (loss) on investments                   1.75                 (0.16)                 1.68
Total from investment operations                                         1.72                 (0.20)                 1.65
LESS DISTRIBUTIONS FROM:
Net realized gain on investments                                            0                 (0.17)                    0
NET ASSET VALUE, END OF PERIOD                                         $13.00                $11.28                $11.65
TOTAL RETURN                                                            15.25%                (1.75%)               16.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                         0.99%(a)              1.00%(a)              1.00%(a)
  Total expenses, excluding expense reimbursements                        N/A                  2.53%(a)              2.81%(a)
  Net investment loss                                                   (0.64%)(a)            (0.57%)(a)            (0.45%)(a)
PORTFOLIO TURNOVER RATE                                                    50%                  123%                   57%
AVERAGE COMMISSION RATE PAID                                          $0.0461              $ 0.0509              $ 0.0847
NET ASSETS, END OF PERIOD (THOUSANDS)                                 $22,151              $  2,888              $  2,446

(a) Annualized.
(b) Computed using average shares outstanding throughout the period.
(c) The Fund changed its fiscal year end from June 30 to the last day of February effective, February 28, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 6                                                                    62452D
KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997 (UNAUDITED)

ASSETS
 Investments, at value (identified cost,
   $18,620,913)                                  $21,920,558
 Cash                                                    502
 Receivable for Fund shares sold                     286,482
 Interest and dividends receivable                     3,081
 Deferred organization expenses                       13,196
 Prepaid expenses and other assets                     5,317
   Total assets                                   22,229,136
LIABILITIES
 Payable for Investments purchased                    36,805
 Payable for Fund shares repurchased                  10,714
 Management fee payable                               26,498
 Due to affiliates                                     1,246
 Accrued expenses and other liabilities                2,858
   Total liabilities                                  78,121
NET ASSETS                                       $22,151,015
NET ASSETS REPRESENTED BY
 Paid-in capital                                 $18,169,257
 Accumulated net investment loss                     (34,925)
 Accumulated net realized gain on investments        717,038
 Net unrealized appreciation on investments        3,299,645
   Total net assets                               22,151,015
NET ASSET VALUE PER SHARE OF BENEFICIAL
 INTEREST OUTSTANDING
 Net assets of $22,151,01541,704,270 shares
   outstanding                                   $     13.00

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1997
(UNAUDITED)

INVESTMENT INCOME
 Dividends                                          $   13,678
 Interest                                               23,360
   Total income                                         37,038
EXPENSES
 Management fee                         $58,223
 Accounting expenses                        916
 Professional fees                        8,166
 Custodian fee                            3,808
 Miscellaneous expenses                     850
 Total expenses                                         71,963
 Net investment loss                                   (34,925)
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Realized gain on investments                          333,889
 Net change in unrealized appreciation
   on investments                                    3,446,016
 Net realized and unrealized gain on
   investments                                       3,779,905
 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $3,744,980

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 7                                                                    62452D

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            PERIOD FROM
                                                                  SIX MONTHS                             DECEMBER 28, 1995
                                                                     ENDED            EIGHT MONTHS       (COMMENCEMENT OF
                                                                AUGUST 31, 1997          ENDED              OPERATIONS)
                                                                  (UNAUDITED)      FEBRUARY 28, 1997*    TO JUNE 30, 1996
OPERATIONS
  Net investment loss                                             $   (34,925)         $   (9,482)          $    (5,309)
  Net realized gain on investments                                    333,889             398,376                34,918
  Net change in unrealized appreciation
     (depreciation) on investments                                  3,446,016            (462,663)              316,292
     Net increase (decrease) in net assets resulting from
       operations                                                   3,744,980             (73,769)              345,901
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains on investments                                         0             (35,700)                    0
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                        15,918,115             517,700             2,100,000
  Payment for shares redeemed                                        (400,212)                  0                     0
  Net asset value of shares issued in reinvestment of
     distributions                                                          0              34,000                     0
     Net increase in net assets from capital share
       transactions                                                15,517,903             551,700             2,100,000
       Total increase in net assets                                19,262,883             442,231             2,445,901
NET ASSETS
  Beginning of period                                               2,888,132           2,445,901                     0
  End of period (including net investment income (loss) of
     ($34,925), $0 and $36,922, respectively)                     $22,151,015          $2,888,132           $ 2,445,901

*The Fund changed its fiscal year end from June 30 to the last day of February effective February 28, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8                                                                    62452E
KEYSTONE INSTITUTIONAL TRUST
KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION

Keystone Institutional Trust (the "Trust") is a Massachusetts business trust that is authorized to issue more than one series of shares. At this time, the Trust issues one series of shares called Keystone Institutional Small Capitalization Growth Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. The Fund's investment objective is long-term growth of capital.
  Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Corporation ("First Union").

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

PAGE 9                                                                    62452E

E. DISTRIBUTIONS

The Fund intends to distribute net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses generated by the Fund. In January 1998, we will send you complete information on the distributions paid during calendar year 1997 to help you in completing your federal tax return.

3. CAPITAL SHARE TRANSACTIONS

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

                                                   PERIOD FROM
                                                  DECEMBER 28,
                                                      1995
                     SIX MONTHS                   (COMMENCEMENT
                        ENDED      EIGHT MONTHS        OF
                     AUGUST 31,       ENDED        OPERATIONS)
                        1997       FEBRUARY 28,    TO JUNE 30,
                     (UNAUDITED)      1997*           1996

Shares sold           1,483,700       43,108         210,000
Shares redeemed....     (35,482)           0               0
Shares issued in
  reinvestment of
  dividends and
  distributions               0        2,944               0
Net increase          1,448,218       46,052         210,000

* The Fund changed fiscal year end from June 30 to the last day in February, effective February 28, 1997.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the six months ended August 31, 1997 were $20,397,822 and $6,695,952, respectively.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory and management agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. In return for its services, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.80% and declining as net assets increase to 0.65% per annum, to the average daily net asset value of the Fund. Keystone has voluntarily agreed to limit the expenses of the Fund to 1.00% annually of average daily net assets. No expense reimbursements were made during the six months ended August 31, 1997.
  During the six months ended August 31, 1997, the Fund paid or accrued $916 to Keystone for certain accounting services. Additionally, Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, serves as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.